Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		December 31,
	(dollars in thousands)	2007	2006

Assets	Cash and due from banks	$1,331,139	$1,207,390
	Federal funds sold	925,500	9,300
	Cash and cash equivalents	2,256,639	1,216,690
	Loans held for sale	34,349	52,741
	Trading securities	225,786	106,007
	Securities available for sale	12,979,618	11,098,113
	Securities held to maturity	13,219,272	14,884,982
	(market value 2007-$12,604,659; 2006-$14,617,764)
	Loans	17,841,518	15,607,049
	Less allowance for loan losses	203,193	152,053
		17,638,325	15,454,996
	Bank premises and equipment, net	2,077,748	1,753,670
	Goodwill and other intangible assets	136,713	141,631
	Other assets	687,056	562,986
	Total assets	$49,255,506	$45,271,816

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$9,657,798	$8,936,824
	Interest-bearing	20,877,932	16,853,457
	Savings	9,985,927	10,459,306
	Time	5,517,094	5,038,624
	Total deposits	46,038,751	41,288,211

	Other borrowed money	100,954	777,404
	Other liabilities	331,843	405,103
		46,471,548	42,470,718

Stockholders'	Common stock, 197,710,812 shares issued (189,738,423 shares in 2006)	197,711	189,738
Equity	Capital in excess of par value	1,941,931	1,744,691
	Retained earnings	993,921	958,770
	Accumulated other comprehensive (loss) income	(297,112)	(65,240)
		2,836,451	2,827,959

	Less treasury stock, at cost, 1,976,923 shares (1,231,081 shares in 2006)	52,493	26,861
	Total stockholders' equity	2,783,958	2,801,098
	Total liabilities and stockholders' equity	$49,255,506	$45,271,816

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended				Twelve Months Ended
		December 31,				December 31,
	(dollars in thousands, except per share amounts)	2007	2006	% Change		2007	2006	% Change

Interest	Interest and fees on loans	$295,830	$262,743	13%		$1,135,317	$970,270	17%
income	Interest on investments	369,346	342,005	8		1,491,552	1,301,928	15
	Other interest	7,506	4,345	73		16,075	6,926	132
	Total interest income	672,682	609,093	10		2,642,944	2,279,124	16

Interest	Interest on deposits:
expense	Demand	166,412	146,773	13		690,059	495,147	39
	Savings	66,380	72,947	(9)		288,673	261,428	10
	Time	63,763	60,134	6		250,530	189,944	32
	Total interest on deposits	296,555	279,854	6		1,229,262	946,519	30
	Interest on other borrowed money	5,413	3,568	52		20,065	58,097	(65)
	Total interest expense	301,968	283,422	7		1,249,327	1,004,616	24

	Net interest income	370,714	325,671	14		1,393,617	1,274,508	9
	Provision for credit losses	55,000	10,200	439		103,550	33,700	207
	Net interest income after provision for credit losses	315,714	315,471	0		1,290,067	1,240,808	4

Noninterest income	Deposit charges and service fees	126,964	102,840	23		468,854	374,210	25
	Other operating income	71,993	61,101	13		242,276	214,246	12
	Net investment securities (losses) gains	(1,912)	2,697	(56)		(174,376)	2,697	(6,450)
	Total noninterest income	197,045	166,638	18		536,754	591,153	(9)

	Total Revenues	567,759	492,309	15		1,930,371	1,865,661	3

Noninterest	Salaries and benefits	197,994	163,067	21		716,689	614,627	17
expense	Occupancy	70,789	55,237	28		251,352	196,498	28
	Furniture and equipment	49,424	43,916	13		183,808	161,075	14
	Office	17,869	17,150	4		67,890	62,234	9
	Marketing	15,666	12,515	25		48,165	42,737	13
	Other	104,382	71,289	46		343,335	278,590	23
	Total noninterest expenses	456,124	363,174	26		1,611,239	1,355,761	19

	Income before income taxes	56,635	118,935	(52)		215,582	476,200	(55)
	Provision for federal and state income taxes	23,275	56,108	(59)		75,294	176,887	(57)
	Net income	$33,360	$62,827	(47	) %	$140,288	$299,313	(53	) %

	Net income per common and common equivalent share:
	Basic	$0.17	$0.33	(48	) %	$0.73	$1.62	(55	) %
	Diluted	$0.17	$0.32	(47)		$0.71	$1.55	(54)
	Average common and common equivalent shares outstanding:
	Basic	194,888	187,704	4		192,204	184,919	4
	Diluted	200,641	196,052	2		198,406	193,674	2
	Cash dividends, common stock	$0.13	$0.13	0%		$0.52	$0.49	6%

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
			%				%
	2007	2006	Change		2007	2006	Change
	(dollars and shares in thousands)				(dollars and shares in thousands)

Income Statement Data:
Net interest income	$370,714	$325,671	14%		$1,393,617	$1,274,508	9%
Provision for credit losses	55,000	10,200	439		103,550	33,700	207
Noninterest income	197,045	166,638	18		536,754	591,153	(9)
Total revenues	567,759	492,309	15		1,930,371	1,865,661	3
Noninterest expense	456,124	363,174	26		1,611,239	1,355,761	19
Net income	33,360	62,827	(47)		140,288	299,313	(53)

Per Share Data:
Net income - Basic	$0.17	$0.33	(48	) %	$0.73	$1.62	(55	) %
Net income - Diluted	0.17	0.32	(47)		0.71	1.55	(54)

Book value - Basic					$14.22	$14.86	(4	) %
Book value - Diluted					13.79	14.20	(3)

Revenue per share - Diluted	$11.32	$10.04	13%		$9.73	$9.63	1%

Weighted Average Shares Outstanding:
Basic	194,888	187,704			192,204	184,919
Diluted	200,641	196,052			198,406	193,674

Balance Sheet Data:

Total assets					$49,255,506	$45,271,816	9%
Loans (net)					17,638,325	15,454,996	14
Allowance for credit losses					213,281	160,269	33
Securities available for sale					12,979,618	11,098,113	17
Securities held to maturity					13,219,272	14,884,982	(11)
Total deposits					46,038,751	41,288,211	12
Core deposits					44,596,836	40,076,568	11
Stockholders' equity					2,783,958	2,801,098	(1)

Capital:

Stockholders' equity to total assets					5.65%	6.19%

Risk-based capital ratios:
Tier I					11.26	11.73
Total capital					12.10	12.44

Leverage ratio					6.01	6.18

Performance Ratios:

Cost of funds	2.65%	2.76%			2.79%	2.59%
Net interest margin	3.32	3.25			3.24	3.35
Return on average assets	0.27	0.57			0.29	0.71
Return on average total stockholders' equity	4.52	9.05			4.80	11.65

The following summary presents information regarding non-performing loans and assets as of December 31, 2007 and the preceding four quarters (dollar amounts in thousands).

	December 31,	September 30,	June 30,	March 31,	December 31,
	2007	2007	2007	2007	2006
Non-accrual loans:
Commercial	$35,575	$25,736	$22,381	$20,526	$33,686
Consumer	23,493	18,463	15,462	15,343	11,820
Commercial real estate:
Construction	30,813	44,619	8,509	8,575	3,531
Mortgage	14,570	9,287	4,328	2,277	1,565
Total non-accrual loans	104,451	98,105	50,680	46,721	50,602

Restructured loans:
Commercial	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	-	-	-	-	-

Total non-performing loans	104,451	98,105	50,680	46,721	50,602

Other real estate/foreclosed assets	4,287	2,709	5,235	5,000	2,610

Total non-performing assets	108,738	100,814	55,915	51,721	53,212

Loans past due 90 days or more
and still accruing	1,534	1,078	965	658	620

Total non-performing assets and
loans past due 90 days or more	$110,272	$101,892	$56,880	$52,379	$53,832

Total non-performing loans as a
percentage of total period-end
loans	0.59%	0.58%	0.31%	0.29%	0.32%

Total non-performing assets as a
percentage of total period-end assets	0.22%	0.20%	0.12%	0.11%	0.12%

Allowance for credit losses as a
percentage of total non-performing
loans	204%	190%	334%	351%	317%

Allowance for credit losses as a percentage
of total period-end loans	1.20%	1.09%	1.04%	1.03%	1.03%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	4%	3%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Twelve Months Ended
	12/31/07	12/31/06	12/31/07	12/31/06

Balance at beginning of period	$185,966	$154,572	$160,269	$141,464
Provisions charged to operating expenses	55,000	10,200	103,550	33,700
	240,966	164,772	263,819	175,164

Recoveries on loans charged-off:
Commercial	1,280	1,652	4,550	5,987
Consumer	372	232	1,246	1,604
Commercial real estate	-	10	297	385
Total recoveries	1,652	1,894	6,093	7,976

Loans charged-off:
Commercial	(9,401)	(3,925)	(25,498)	(14,107)
Consumer	(3,769)	(2,376)	(12,455)	(8,179)
Commercial real estate	(16,167)	(96)	(18,678)	(585)
Total charge-offs	(29,337)	(6,397)	(56,631)	(22,871)
Net charge-offs	(27,685)	(4,503)	(50,538)	(14,895)

Balance at end of period	$213,281	$160,269	$213,281	$160,269

Net charge-offs as a percentage of
average loans outstanding	0.63%	0.12%	0.31%	0.11

Net Allowance Additions	$27,315	$5,697	$53,012	$18,805

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	December 2007			September 2007			December 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$24,173,392	$329,274	5.40%	$27,318,695	$381,917	5.55%	$24,610,625	$335,665	5.41%
Tax-exempt	460,956	7,086	6.10	437,271	6,614	6.00	586,903	8,596	5.81
Trading	2,396,040	35,842	5.93	328,192	4,894	5.92	103,468	1,157	4.44
Total investment securities	27,030,388	372,202	5.46	28,084,158	393,425	5.56	25,300,996	345,418	5.42
Federal funds sold	649,656	7,506	4.58	61,867	836	5.36	323,652	4,345	5.33
Loans
Commercial mortgages	5,839,419	101,078	6.87	5,551,061	99,010	7.08	5,192,406	92,553	7.07
Commercial	4,607,099	86,412	7.44	4,317,292	84,024	7.72	3,764,466	74,777	7.88
Consumer	6,337,121	100,478	6.29	6,164,959	99,188	6.38	5,533,248	88,846	6.37
Tax-exempt	673,619	12,095	7.12	640,357	11,742	7.27	538,746	10,104	7.44
Total loans	17,457,258	300,063	6.82	16,673,669	293,964	6.99	15,028,866	266,280	7.03

Total earning assets	$45,137,302	$679,771	5.97%	$44,819,694	$688,225	6.09%	$40,653,514	$616,043	6.01%

Sources of Funds
Interest-bearing liabilities
Savings	$10,277,552	$66,380	2.56%	$10,561,475	$77,221	2.90%	$10,643,889	$72,947	2.72%
Interest bearing demand	20,483,398	166,412	3.22	19,629,289	182,616	3.69	16,280,718	146,773	3.58
Time deposits	4,231,788	47,952	4.50	4,318,505	49,488	4.55	3,723,163	39,578	4.22
Public funds	1,257,124	15,811	4.99	1,347,235	17,895	5.27	1,525,472	20,556	5.35
Total deposits	36,249,862	296,555	3.25	35,856,504	327,220	3.62	32,173,242	279,854	3.45

Other borrowed money	445,888	5,413	4.82	523,708	7,001	5.30	267,992	3,568	5.28
Total deposits and interest-bearing liabilities	36,695,750	301,968	3.26	36,380,212	334,221	3.64	32,441,234	283,422	3.47

Noninterest-bearing funds (net)	8,441,552			8,439,482			8,212,280
Total sources to fund earning assets	$45,137,302	301,968	2.65	$44,819,694	334,221	2.96	$40,653,514	283,422	2.76

Net interest income and
margin tax equivalent basis		$377,803	3.32%		$354,004	3.13%		$332,621	3.25%

Other Balances
Cash and due from banks	$1,228,467			$1,242,929			$1,174,831
Other assets	2,782,742			2,804,641			2,451,297
Total assets	48,966,327			48,701,192			44,127,353
Total deposits	45,234,270			44,821,215			40,704,685
Demand deposits (noninterest-bearing)	8,984,408			8,964,711			8,531,443
Other liabilities	335,027			393,685			379,025
Stockholders' equity	2,951,142			2,962,584			2,775,651
Allowance for loan losses	182,184			166,072			152,289

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.